Aspen Bio Pharma

NASDAQ CM: **APPY**



Molecular Diagnostics & Animal Pharma

February 2009



Safe Harbor Statement

Certain statements made in this presentation include historical information and forward looking actions that AspenBio Pharma anticipates based on certain assumptions. These statements are indicated by words such as "expect", "anticipate", "should" and similar words are indicating uncertainty in facts, figures and outcomes. While AspenBio Pharma believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the company are detailed in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007 and other reports filed by the Company with the Securities and Exchange Commission.



AspenBio Focus



Appendicitis Test Platform
- First of kind
- IP Protected
- Rapid
- Blood based
- Dedicated Instrument and Consumables

Human



Protein Chemistry & Proteomics

Veterinary



Reproductive Science
- Animals of economic importance
- IP Protected
- Recombinant Protein Drug platform
- Enhances reproductive efficiency

Molecular Ingenuity creating novel clinical solutions!

Molecular Diagnostics





What is Appendicitis?


Appendix

- The **Appendix** is a 3 1/2-inch-long tube of tissue that extends from the large intestine…a reservoir believed to grow and protect digestive bacteria.

- Left untreated an inflamed appendix may eventually burst or **"perforate,"** spilling infectious materials into the peritoneal cavity – a life threatening condition.

Diagnosing is time consuming and error prone!



~6MM

Alvarado Score

Symptoms	Score
Migratory right iliac fossa pain	1
Nausea / Vomiting	1
Anorexia	1
Signs	
Tenderness in right iliac fossa	2
Rebound tenderness in right iliac fossa	1
Elevated temperature	1
Laboratory findings	
Elevated WBC	2
Increased neutrophils	1
Total	**10**

CT Scan

Quick decisions with imperfect information!

- Computed Tomography (~80% of suspected cases)
  - Expensive
  - Significant Radiation Exposure/Safety Concern
  - Inconclusive
- Current estimates is 320K appendectomies per year in the US**
- Estimates of up to 20% of surgeries remove a normal appendix ~ 64,000!
- Avg. 18% of patients mis-diagnosed and sent home with appendicitis ~57,600!**

Huge unmet need = Market potential

*Graff, et al, study **CDC 2006 data



Cross Sections of Appendix Tissue Showing Disease Process


Normal
Perforated

Concentration of MRP 8/14 >
(AppyScore Marker)

Increasing Severity of Appendicitis >



Where does it fit in the diagnostic decision matrix?


Alvarado Score
History & Physical Examination
Blood work
CT Scan ?
No
Yes
Surgery?
No
Yes
History & Physical Examination
Blood work
+ AppyScore
CT Scan ?
No
Yes
Surgery?
No
Yes

Fewer CTs-Fewer Surgeries-Less Time-Lower Cost



Improving the Current Standard of Care



Vision of AppyScore

- A new tool to aid in the diagnosis of acute appendicitis
- Enhance the accuracy of the diagnosis especially when used in combination with other diagnostics indicators-especially WBC
- Reduce the cost and risk associated with unnecessary CT scans.
- Reduce costs and risk associated with negative appendectomy. Estimates $1.0B

Our Goal is to become a new standard of care!



2008 FDA Clinical Trial

- **Large trial completed in Dec 2008 on FDA IVD 510(k) pathway**
- **Designed to support an intended use statement to aid in diagnosis of appendicitis**
- **Fundamental analytical performance characteristics shown to be sound**
- **We believe robust clinical utility will be demonstrated**
  - **Highly skilled scientific and clinical advisory team chartered**
  - **Investigating Preclinical vs. Clinical data to understand differences**
  - **Advancing on regulatory and product development pathway**



Commercializing AppyScore™

Rapid Assay with Reader Instrument

- Fully-integrated stand-alone assay system
- Results in 15 minutes
- Significantly reduces operator dependence
- Hospital LIS interface
- Premium product
- Feasibility completed
- In final prototype development
- Planning clinical trials to commence in 2009





Sample Cassette

Animal Reproduction





Aspen Bio Pharma



Livestock Solutions





Declining Pregnancy Rates
Conception Rate, %
51
49
47
45
43
41
39
37
35
1990
1992
1994
1996
1998
2000
2002
2004

Basic Facts:

- There are some 9 Million dairy cows in the U.S. (125 million worldwide) which need to be pregnant to optimize milk production
- Breeding is costly: Every year, dairy cows receive ~20 million AIs (Artificial Inseminations) at $42 - $105 each

Problem:

- Intensive dairy herd management has negatively impacted pregnancy rates
- Pregnancy rates have dropped from 80% to only ~30% per AI
- This wastes critical time, money, and productivity
- Cost of culling cows due to poor reproduction: $1.2B annually (est.)

Increased pregnancy rates = increased profits



Strategic Partnership

NOVARTIS ANIMAL HEALTH
Aspen Bio Pharma

BoviPure-LH
- Luteinizing Hormone Analog
- Pregnancy maintenance
- >20% Improvement in pregnancy rates
- Estimated $200M market (US)



BoviPure-FSH
- Follicle Stimulating Hormone
- Superovulation
- Reduced cost-single dose
- Increased viable embryo recovery
- Estimated $30M market (US)

- Patented recombinant protein platform
- Partnership- 65/35% cost sharing
- Worldwide market launch



AspenBio Executive Team

Name	Years
• **Daryl Faulkner, Exec Chair/CEO**	25+
Developing & commercializing medical devices, drug & molecular diagnostics	
• **Robert Caspari, MD-COO/CMO**	25+
Drug & diagnostic product development	
• **Jeff McGonegal, CFO**	25+
Accounting and public company experience	
• **Mark Colgin, PhD-CSO**	20+
Research & product development experience	
• **Greg Pusey, Vice Chair & VP IR**	25+
Public company development experience	

Seasoned, highly focused and committed to success!



Key Statistics: APPY (NASDAQ CM)

Stock Price *(2/13/09)*	***$1.83***
Avg. Daily Vol. *(3mo.)*	*542,000*
Shares Out. *(mrq)*	*31.1M*
Fully-diluted	*34.8M*
Public Float, *est.*	*29.4M*
Institutional Holdings, est.	*40%*
Insider Holdings, est.	*23%*

Cash & Equiv. *(est. 2-09)*	***~$16M***
Total Assets *(mrq)*	*$24.2M*
Total Liabilities *(mrq)*	*$6.4M*
Months of cash	21
Monthly Burn-Rate ***(avg)***	***~$775K***

Mrq estimates as of FYE ended December 2008



Summary Points

First 30 days

- **Progress on clinical data**
- **Refining product specification**
- **Clarifying optimal regulatory path**
- **Assembled experienced leadership team**

Going Forward

- **Clear strategic direction**
- **Regular communication**
- **Execution that maximizes value**

Just getting started…